Alger Small Cap Focus Fund

Summary Prospectus

March 1, 2022	Class	Ticker Symbol
	Z	AGOZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2022, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Small Cap Focus Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(fees paid directly from your investment)
Class Z
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class Z
Advisory Fees	.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.08%
Total Annual Fund Operating Expenses	.83%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class Z	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.71% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC (the “Manager”) believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

Inspired by Change, Driven by Growth.

Alger Small Cap Focus Fund 2/4
Summary Prospectus
March 1, 2022
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At December 31, 2021, the market capitalization of the companies in the Indexes ranged from $31 million to $33 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
In addition, under normal market conditions, the Fund invests at least 25% of its total assets in technology companies focused in the fields of medicine and information. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Manager believes that there is very little in the field of medicine that does not use some type of medical technology and that has not been affected by new technology. Advances in technology increasingly pervade health care companies through changes in medical and surgical procedures, drugs, medical devices, and new support systems.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 50 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position.  Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

Alger Small Cap Focus Fund 3/4
Summary Prospectus
March 1, 2022
Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
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Technology Companies Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
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Healthcare Companies Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Cash Position Risk – At times, the Fund may hold a large cash position, which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
Annual Total Return for Class Z Shares as of December 31 (%)

Best Quarter:	Q2 2020	36.83%	Worst Quarter:	Q4 2018	-21.13%

Alger Small Cap Focus Fund 4/4
Summary Prospectus
March 1, 2022
Average Annual Total Return as of December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class Z				12/29/10
Return Before Taxes	-13.92%	19.53%	15.92%
Return After Taxes on Distributions	-15.23%	18.87%	14.64%
Return After Taxes on Distributions and Sale of Fund Shares	-7.32%	15.84%	12.95%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	2.83%	14.53%	14.14%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Amy Y. Zhang, CFA Executive Vice President and Portfolio Manager Since February 2015
Shareholder Information
Purchasing and Redeeming Fund Shares
The Board of Trustees of The Alger Funds authorized a partial closing of the Fund effective July 31, 2019. The Fund’s Class Z Shares remain available for purchase by existing shareholders of the Fund who maintain open accounts and investors who transact with certain broker-dealers identified by Fred Alger & Company, LLC, the Fund’s distributor. Please check with your financial advisor regarding the availability of Class Z Shares at their firm. In addition, the Fund’s Class Z Shares remain available to new investors that utilize certain retirement record keeping platforms identified by the Fund’s distributor. The Fund may resume sales to all investors (or further suspend sales) at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.
The Fund’s Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. The minimum initial investment may also be waived for direct shareholders investing through an intermediary with aggregate assets of $125 million or more invested in the family of funds advised by the Manager and for investment advisory clients of the Manager or its affiliates who hold direct accounts.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional, or directly with the Fund’s transfer agent.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
SmallFocusZ 3122